MUNIYIELD
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000



MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MUNIYIELD FUND, INC.


The Benefits and
Risks of
Leveraging


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


MuniYield Fund, Inc., October 31, 2000


DEAR SHAREHOLDER


For the year ended October 31, 2000, the Common Stock of MuniYield Fund, Inc. earned $0.864 per share income dividends, which included earned and unpaid dividends of $0.071. This represents a net annualized yield of +6.61%, based on a month-end per share net asset value of $13.08. Over the same period, the total investment return on the Fund's Common Stock was +6.28%, based on a change in per share net asset value from $13.21 to $13.08, and assuming reinvestment of $0.870 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +4.49%, based on a change in per share net asset value from $12.95 to $13.08, and assuming reinvestment of $0.428 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 4.44%; Series B, 3.91%; Series C, 4.59%; Series D, 4.59%; and Series E, 4.38%.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%, their lowest level in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25% - 9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. Over this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
During the six-month period ended October 31, 2000, we managed the Fund with the intent of sustaining an appealing level of tax-exempt income. At the end of May, we believed that the municipal market was approaching a high in yields. In our opinion, investors had fully discounted any further increases in short-term interest rates and we believed that any other increases would serve to slow economic growth and keep inflation manageable.

The months leading to October brought extreme volatility to the municipal market. Tax-exempt yields dropped about 40 basis points from the end of May to the end of October although the average yield change from month to month was about 13 basis points. This volatility occurred because most investors could not decide if the Federal Reserve Board was ahead or behind the curve in taming inflation.

We structured the investment-grade portion of the Fund to take advantage of any drop in yields. However, the high-yield portion of the Fund negatively affected its performance as the spreads between high-grade municipal bonds and lower quality bonds widened out significantly.

In July, we began selling high-yield positions that outperformed the market and were still trading at tight spreads, along with credits that would not respond well to an economic "hard landing." This strategy helped cushion the Fund slightly from another round of widening that affected high-yield bonds from the end of July to the end of October. Despite the Fund's increased cost of borrowing, the leveraging of the portfolio remained an important income-generating vehicle for the Fund. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Going forward, we will seek to take advantage of any backup in interest rates to invest the Fund's cash in investment-grade positions. This positioning would allow us the opportunity to take advantage of anticipated lower interest rates in the future, as a result of the impending economic slowdown and a potential easing in the Federal Funds rate.


MuniYield Fund, Inc., October 31, 2000


In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto W. Roffo)
Roberto W. Roffo
Vice President and Portfolio Manager




December 8, 2000



We are pleased to announce that Roberto W. Roffo is responsible for the day-to-day management of MuniYield Fund, Inc. Mr. Roffo has been employed by Merrill Lynch Investment Managers, L.P. since 1996 and is Vice President and Portfolio Manager.




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


SCHEDULE OF INVESTMENTS                                                                             (in Thousands)
                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value
Alaska--0.7%     NR*     NR*   $  5,050   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                          (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024            $  5,056

Arizona--2.6%    AAA     Aaa      1,460   Arizona State Wastewater Management Authority, Wastewater
                                          Treatment Financial Assistance Revenue Bonds, Series A,
                                          5.60% due 7/01/2006 (b)(c)                                             1,558
                                          Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                          Bonds (America West Airlines Inc. Project), AMT:
                 NR*     B1       8,000      6.25% due 6/01/2019                                                 7,152
                 NR*     B1       5,300      6.30% due 4/01/2023                                                 4,719
                                          Pima County, Arizona, IDA, Industrial Revenue Refunding
                                          Bonds (Tucson Electric Power Company Project):
                 B+      Ba3      4,600      Series B, 6% due 9/01/2029                                          4,169
                 B+      Ba3      2,500      Series C, 6% due 9/01/2029                                          2,266

Colorado--2.9%   NR*     Aaa      4,680   Broomfield, Colorado, COP (Open Space Park and Recreational
                                          Facilities), 5.75% due 12/01/2015 (c)                                  4,891
                                          Denver, Colorado, City and County Airport Revenue Bonds,
                                          AMT, Series D:
                 A       Aaa        700      7.75% due 11/15/2001 (b)                                              737
                 A       A2       8,000      7.75% due 11/15/2013                                                9,542
                 NR*     NR*      5,000   Denver, Colorado, Urban Renewal Authority, Tax Increment
                                          Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                    5,318
                 NR*     NR*        690   Mountain Village Metropolitan District, Colorado, San Miguel
                                          County, GO, Refunding, 7.95% due 12/01/2003                              716
                 NR*     NR*        240   San Miguel County, Colorado (Mountain Village Metropolitan
                                          District), GO, Refunding, 7.95% due 12/01/2003 (b)                       258

Connecticut      BB+     Ba1     35,000   Connecticut State Development Authority, PCR, Refunding
--4.4%                                    (Connecticut Light and Power Company), Series A, 5.85%
                                          due 9/01/2028                                                         32,811

Florida--1.5%    NR*     NR*     12,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                          Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030          11,200


Portfolio Abbreviations


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax
             (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)
                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value
Georgia--2.1%    AAA     Aaa   $ 12,140   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                          5.875% due 1/01/2016 (h)                                            $ 12,788
                 A1      VMIG1++  3,300   Burke County, Georgia, Development Authority, PCR, Refunding
                                          (Georgia Power Company Plant--Vogtle Project), VRDN, 3rd Series,
                                          4.60% due 9/01/2025 (a)                                                3,300

Idaho--0.4%      AA      NR*      2,655   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                          AMT, Senior Series C-2, 7.15% due 7/01/2023                            2,715

Illinois--4.8%   AAA     Aaa     10,000   Chicago, Illinois, GO, Series A, 6.75% due 1/01/2035 (h)              11,167
                 NR*     Aaa      2,655   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                                          Series B, 7.625% due 9/01/2027 (f)(g)(l)                               2,970
                 BBB+    Baa1     2,750   Illinois Development Finance Authority, PCR, Refunding
                                          (Illinois Power Company Project), Series A, 7.375% due 7/01/2021       2,945
                 NR*     NR*      2,500   Illinois Educational Facilities Authority, Revenue
                                          Refunding Bonds (Chicago Osteopathic Health System),
                                          7.25% due 11/15/2019 (b)                                               2,970
                 A1      VMIG1++  6,300   Illinois Health Facilities Authority, Revenue Refunding
                                          Bonds (Resurrection Health), VRDN, Series A, 4.65% due
                                          5/01/2029 (a)(i)                                                       6,300
                 AAA     Aaa      8,000   Metropolitan Pier and Exposition Authority, Illinois,
                                          Hospitality Facilities Revenue Bonds (McCormick Place
                                          Convention Center), 7% due 7/01/2026 (m)                               9,467

Indiana--0.4%    BBB     Baa1     3,500   East Chicago, Indiana, Solid Waste Disposal Revenue Bonds
                                          (USG Corporation Project), AMT, 6.375% due 8/01/2029                   3,093

Kentucky--0.5%   NR*     NR*      4,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                          (TJ International Project), AMT, 7% due 6/01/2024                      4,085

Louisiana--6.9%  NR*     A3      20,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                          Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                          7.75% due 8/15/2022                                                   21,375
                 AAA     Aaa     11,100   Louisiana State, GO, Series A, 6% due 5/15/2014 (e)                   11,649
                 BB-     NR*     20,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                          Grain Company Project), 6.50% due 1/01/2017                           18,850

Maryland--1.0%   NR*     NR*      7,050   Maryland State Energy Financing Administration, Limited
                                          Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                          AMT, 7.40% due 9/01/2019                                               7,141

Massachusetts    AAA     Aa1     10,000   Massachusetts Bay, Massachusetts, Transportation
--5.7%                                    Authority, Revenue Refunding Bonds (Special Assessment),
                                          Series A, 5.25% due 7/01/2030                                          9,482
                 BBB+    A3       2,500   Massachusetts State Development Finance Agency, Revenue
                                          Refunding Bonds (Boston University), Series P, 5.45% due 5/15/2059     2,297
                 A       NR*     11,030   Massachusetts State Health and Educational Facilities Authority
                                          Revenue Bonds (Schepens Eye Research Project), Series A,
                                          6.50% due 7/01/2028                                                   11,511
                 AAA     Aaa     10,700   Massachusetts State Turnpike Authority, Metropolitan
                                          Highway System Revenue Refunding Bonds, Senior-Series A,
                                          5.125% due 1/01/2023 (e)                                              10,045
                                          Tantasqua, Massachusetts, Regional School District, GO (i):
                 NR*     Aaa      2,575      5% due 8/15/2017                                                    2,476
                 NR*     Aaa      2,575      5% due 8/15/2018                                                    2,458
                 NR*     Aaa      2,575      5% due 8/15/2019                                                    2,445
                 NR*     Aaa      2,315      5% due 8/15/2020                                                    2,187

Michigan--0.9%   AAA     Aaa      2,500   Holly, Michigan, Area School District, GO, Refunding,
                                          4.75% due 5/01/2025 (h)                                                2,179
                 AAA     Aaa      3,100   Michigan State Hospital Finance Authority, Revenue Refunding
                                          Bonds, INFLOS, 7.956% due 2/15/2022 (i)(k)                             3,259
                 A1      VMIG1++  1,400   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                          Revenue Bonds (William Beaumont Hospital), VRDN, Series J,
                                          4.60% due 1/01/2003 (a)                                                1,400

Minnesota--0.9%  AAA     Aaa      4,980   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                          Commission, Airport Revenue Bonds, Series A, 5.125% due
                                          1/01/2025 (h)                                                          4,694
                 AA+     Aa1      2,465   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                          Series A, 7.05% due 7/01/2022                                          2,500

Mississippi      A       A3      18,000   Lowndes County, Mississippi, Solid Waste Disposal and PCR,
--3.4%                                    Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                          due 4/01/2022                                                         20,057
                 BBB-    Ba1      5,650   Mississippi Business Finance Corporation, Mississippi,
                                          PCR, Refunding (System Energy Resources Inc. Project),
                                          5.90% due 5/01/2022                                                    5,236

Missouri--0.6%   AAA     NR*      4,050   Missouri State Housing Development Commission, S/F
                                          Mortgage Revenue Bonds, Homeownership, AMT,
                                          Series B, 7.55% due 9/01/2027 (f)(g)                                   4,288

Nevada--0.6%     BBB     NR*      5,000   Clark County, Nevada, IDR, Refunding (Nevada Power
                                          Company Project), Series C, 5.50% due 10/01/2030                       4,179

New Jersey       BBB-    NR*        650   New Jersey EDA, First Mortgage Revenue Bonds,
--4.7%                                    (Fellowship Village), Series C, 5.50% due
                                          1/01/2028                                                                504
                 NR*     NR*      1,500   New Jersey EDA, Retirement Community Revenue Bonds
                                          (Seabrook Village Inc.), Series A, 8.25% due 11/15/2030                1,452
                                          New Jersey EDA, Special Facility Revenue Bonds
                                          (Continental Airlines Inc. Project), AMT:
                 BB      Ba2     13,000      6.25% due 9/15/2019                                                12,179
                 BB      Ba2      9,400      5.50% due 4/01/2028                                                 7,661
                 BB      Ba2      7,180      6.25% due 9/15/2029                                                 6,573
                 AAA     Aaa      4,450   New Jersey EDA, Water Facilities Revenue Bonds
                                          (New Jersey American Water Company Inc. Project), AMT,
                                          6.50% due 4/01/2022 (h)                                                4,596
                 BBB-    Baa3     3,000   New Jersey Health Care Facilities Financing Authority,
                                          Revenue Refunding Bonds (Saint Elizabeth Hospital Obligation
                                          Group), 6% due 7/01/2027                                               2,594

New Mexico--0.1%                          Farmington, New Mexico, PCR, Refunding (Arizona Public
                                          Service Company), VRDN (a):
                 A1+     P1         200      Series A, 4.60% due 5/01/2024                                         200
                 A1+     P1         500      Series B, 4.60% due 9/01/2024                                         500

New York--24.4%  AAA     Aaa      2,675   Dutchess County, New York, Resource Recovery Agency Revenue
                                          Bonds (Solid Waste System), Series A, 5.25% due 1/01/2011 (e)          2,740
                                          Long Island Power Authority, New York, Electric System
                                          Revenue Bonds, VRDN (a):
                 A1+     VMIG1++    200      Sub-Series 5, 4.60% due 5/01/2033                                     200
                 A1+     VMIG1++  5,500      Sub-Series 6, 4.55% due 5/01/2033                                   5,500
                 NR*     Aaa      5,595   Metropolitan Transportation Authority, New York, Commuter
                                          Facilities Revenue Bonds, RITR, Series 9, 6.10% due
                                          7/01/2006 (b)(h)(k)                                                    6,637
                 NR*     A        5,500   New York City, New York, City IDA, Special Facilities
                                          Revenue Bonds, RITR, AMT, Series RI-5, 7.045% due 1/01/2024 (k)        5,720



SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)
                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value
New York         AAA     Aaa   $ 10,000   New York City, New York, City Municipal Water Finance
(concluded)                               Authority, Water and Sewer System Revenue Bonds, Series B,
                                          5.75% due 6/15/2026 (e)                                             $ 10,081
                 A1+     VMIG1++  2,200   New York City, New York, City Municipal Water Finance
                                          Authority, Water and Sewer System Revenue Refunding Bonds,
                                          VRDN, Series G, 4.55% due 6/15/2024 (a)(h)                             2,200
                                          New York City, New York, City Transitional Finance
                                          Authority Revenue Bonds, Future Tax Secured, Series B:
                 AA+     Aa2      6,805      6.25% due 11/15/2017                                                7,357
                 AA+     Aa2      6,405      6.25% due 11/15/2018                                                6,915
                 AA+     Aa2      9,000      4.75% due 11/01/2023                                                7,870
                 AA+     Aa2     10,000      4.75% due 11/15/2023                                                8,743
                                          New York City, New York, GO, Refunding:
                 AAA     Aaa     10,000      Series A, 6.375% due 5/15/2014 (h)                                 11,063
                 AAA     Aaa     10,000      Series A, 6.375% due 5/15/2015 (h)                                 11,015
                 A       A2       1,555      Series B, 7.75% due 2/01/2002 (b)                                   1,641
                 A       A2       1,150      Series B, 7.75% due 2/01/2002 (b)                                   1,214
                 A       Aaa        385   New York City, New York, GO, Series C, Sub-Series C-1,
                                          7.50% due 8/01/2002 (b)                                                  411
                 AAA     Aaa     10,000   New York City, New York, GO, Series H, 5% due 3/15/2029 (h)            9,086
                 AAA     Aaa      5,000   New York State Dormitory Authority Revenue Bonds
                                          (Mental Health Services Facilities Improvement), Series B,
                                          5.125% due 8/15/2021 (e)                                               4,716
                 AAA     Aaa      2,545   New York State Dormitory Authority, Revenue Refunding Bonds
                                          (Hamilton College), 4.75% due 7/01/2017 (e)                            2,323
                                          New York State Dormitory Authority, State University
                                          Educational Facilities Revenue Refunding Bonds, Series 1989 (e):
                 AAA     NR*      7,500      6% due 5/15/2015                                                    8,045
                 AAA     NR*      3,750      6% due 5/15/2016                                                    4,002
                 NR*     Aa1     17,575   New York State Environmental Facilities Corporation, PCR,
                                          Refunding, RITR, Class R, Series 9, 6.992% due 6/15/2014 (k)          18,977
                 AAA     Aaa     10,000   Port Authority of New York and New Jersey, Consolidated
                                          Revenue Bonds, 116th Series, 4.25% due 10/01/2026 (h)                  8,004
                 AAA     Aaa     38,300   Port Authority of New York and New Jersey, Special Obligation
                                          Revenue Bonds (JFK International Air Terminal Project),
                                          AMT, Series 6, 5.75% due 12/01/2025 (e)                               38,675

North Carolina   BBB     Baa3     4,750   North Carolina Eastern Municipal Power Agency, Power
--0.8%                                    System Revenue Bonds, Series D, 6.75% due 1/01/2026                    4,915
                 AA      Aa2      1,000   North Carolina HFA, Home Ownership Revenue Bonds, AMT,
                                          Series 8-A, 6.20% due 7/01/2016                                        1,034

Ohio--3.6%       NR*     Aa1      2,470   Dublin, Ohio, GO, Refunding and Improvement, Series A,
                                          4.625% due 12/01/2018                                                  2,202
                 NR*     Baa3     5,500   Franklin County, Ohio, Hospital Revenue Bonds (Doctors of
                                          Ohio Health Corp.), Series A, 5.60% due 12/01/2028                     3,597
                 NR*     NR*      2,175   Lucas County, Ohio, Health Care Facility Revenue Refunding
                                          and Improvement Bonds (Sunset Retirement Communities),
                                          Series A, 6.625% due 8/15/2030                                         2,139
                 BBB     Baa1    24,000   Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation
                                          Project), AMT, 5.60% due  8/01/2032                                   18,982

Oklahoma--0.5%   AAA     NR*      3,250   Holdenville, Oklahoma, Industrial Authority, Correctional
                                          Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                     3,584

Oregon--1.7%     AAA     Aaa     14,000   Oregon Health Sciences University Revenue Refunding Bonds,
                                          Series A, 5.16%** due 7/01/2021 (e)                                    4,400
                                          Oregon State Department of Administrative Services,
                                          COP, Series A (c):
                 AAA     Aaa      4,405      6% due 5/01/2015                                                    4,713
                 AAA     Aaa      3,500      6% due 5/01/2016                                                    3,724

Pennsylvania     A       NR*      1,775   Berks County, Pennsylvania, Municipal Authority,
--8.9%                                    College Revenue Refunding Bonds (Alvernia College Project),
                                          6% due 11/15/2018                                                      1,812
                 AAA     Aaa      5,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                                          (Pennsylvania Power and Light Company Project),
                                          Series B, 6.40% due 9/01/2029 (e)                                      5,222
                 AAA     Aaa      9,675   Pennsylvania Convention Center Revenue Refunding Bonds,
                                          Series A, 6.70% due 9/01/2014 (e)                                     10,469
                                          Pennsylvania Economic Development Financing Authority,
                                          Exempt Facilities Revenue Bonds (National Gypsum Company), AMT:
                 NR*     NR*     17,100      Series A, 6.25% due 11/01/2027                                     14,299
                 NR*     NR*      2,000      Series B, 6.125% due 11/01/2027                                     1,644
                 AA+     Aa2      5,145   Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT,
                                          Series 42, 6.85% due 4/01/2025                                         5,368
                 AAA     Aaa     16,270   Pennsylvania State Higher Educational Facilities Authority,
                                          Health Services Revenue Refunding Bonds (Allegheny
                                          Delaware Valley Obligation), Series C, 5.875% due
                                          11/15/2016 (e)                                                        16,577
                                          Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                          Commercial Development:
                 NR*     NR*      3,650      (Days Inn), Series B, 6.50% due 10/01/2027                          3,520
                 NR*     NR*      3,000      (Doubletree), Series A, 6.50% due 10/01/2027                        2,893
                                          Philadelphia, Pennsylvania, Hospitals and Higher Education
                                          Facilities Authority, Hospital Revenue Bonds (Children's
                                          Hospital of Philadelphia Project), VRDN (a):
                 A1+     VMIG1++  1,240      4.60% due 3/01/2027                                                 1,240
                 A1+     VMIG1++  4,000      Series A, 4.60% due 3/01/2027                                       4,000

Rhode Island                              Woonsocket, Rhode Island, GO (h):
--0.3%           NR*     Aaa      1,225      6% due 10/01/2017                                                   1,302
                 NR*     Aaa      1,195      6% due 10/01/2018                                                   1,265

South Carolina   BBB+    Baa1     2,500   Richland County, South Carolina, PCR, Refunding (Union Camp
--0.3%                                    Corporation Project), Series C, 6.55% due 11/01/2020                   2,517

South Dakota     BBB+    Baa3       900   South Dakota State Health and Educational Facilities
--0.1%                                    Authority, Revenue Refunding Bonds (Prairie Lakes),
                                          7.25% due 4/01/2022                                                      912

Tennessee--1.3%                           Elizabethton, Tennessee, Health and Educational Facilties
                                          Board, Hospital Revenue Refunding and Improvement Bonds,
                                          First Mortgage, Series B (e):
                 AAA     Aaa      2,005      6% due 7/01/2011                                                    2,154
                 AAA     Aaa      2,125      6% due 7/01/2012                                                    2,280
                 AAA     Aaa      2,255      6.25% due 7/01/2013                                                 2,466
                 NR*     NR*      3,000   Hardeman County, Tennessee, Correctional Facilities Corporation
                                          Revenue Bonds, 7.75% due  8/01/2017                                    3,068



SCHEDULE OF INVESTMENTS (continued)                                                                 (in Thousands)
                 S&P      Moody's  Face
STATE          Ratings   Ratings  Amount  Issue                                                                 Value
Texas--6.6%      BBB-    Baa1  $  7,700   Dallas-Fort Worth, Texas, International Airport Facility
                                          Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                          AMT, 7.50% due 11/01/2000 (b)                                       $  7,854
                 AAA     Aaa      5,000   Grapevine-Colleyville, Texas, Independent School District, GO,
                                          Refunding, 5% due 8/15/2029                                            4,481
                                          Gregg County, Texas, Health Facilities Development
                                          Corporation, Hospital Revenue Bonds (Good Shepherd
                                          Medical Center Project):
                 AA      NR*      3,000      6.875% due 10/01/2020                                               3,257
                 AA      NR*      2,000      6.375% due 10/01/2025                                               2,058
                 AA-     Aa3      5,000   Guadalupe-Blanco River Authority, Texas, Sewage and
                                          Solid Waste Disposal Facility Revenue Bonds (E. I. du Pont
                                          de Nemours and Company Project), AMT, 6.40% due 4/01/2026              5,188
                                          Harris County, Texas, Health Facilities Development Corporation,
                                          Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (a):
                 A1+     NR*      1,100      4.60% due 12/01/2025                                                1,100
                 A1+     NR*        500      4.60% due 12/01/2026                                                  500
                                          Houston, Texas, Airport System, Special Facilities Revenue
                                          Bonds (Continental Airlines Terminal Improvement), AMT:
                 BB      Ba1      5,000      Series B, 6.125% due 7/15/2027                                      4,414
                 BB      Ba1      9,700      Series C, 6.125% due 7/15/2027                                      8,563
                                          Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                          Semiconductor), AMT:
                 BBB-    Baa3     6,500      6.375% due 4/01/2027                                                6,247
                 BBB-    Baa3     4,000      6.95% due 4/01/2030                                                 4,077
                                          San Antonio, Texas, Water Revenue Refunding Bonds:
                 AA-     Aa3      1,000      5.875% due 5/15/2016                                                1,043
                 AA-     Aa3      1,000      5.875% due 5/15/2017                                                1,038

Utah--0.3%       AAA     Aaa      1,545   Utah State Board of Regents Revenue Refunding Bonds (University
                                          of Utah Research Facilities), Series A, 5.50% due 4/01/2018 (e)        1,546
                 AAA     NR*        535   Utah State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                          Senior-Series E-2, 7.15% due 7/01/2024 (d)                               546

Virginia--1.6%   NR*     NR*      8,650   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                          (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (n)                  2,076
                 NR*     NR*      1,000   Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                          Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019                    1,017
                                          Pocahontas Parkway Association, Virginia, Toll Road Revenue
                                          Bonds, Senior Series B:
                 BBB-    Baa3     9,100      5.90%** due 8/15/2019                                               2,414
                 BBB-    Baa3    12,840      7.35%** due 8/15/2029                                               1,657
                 AA+     Aa1      5,125   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                          Series A, 7.10% due 1/01/2025                                          5,280

West Virginia    NR*     NR*      3,000   Upshur County, West Virginia, Solid Waste Disposal
--0.4%                                    Revenue Bonds (TJ International Project), AMT,
                                          7% due 7/15/2025                                                       3,062

Wisconsin--0.3%  AA      NR*      2,560   Wisconsin State Health and Educational Facilties Authority
                                          Revenue Bonds (Howard Young Medical Center Inc. Project),
                                          5.125% due 8/15/2028                                                   2,198

Puerto           NR*     Aaa     12,500   Puerto Rico Commonwealth, Highway and Transportation
Rico--2.2%                                Authority, Transportation Revenue Bonds, Trust Receipts,
                                          Class R, Series B, 7.57% due 7/01/2035 (e)(k)                         13,511
                 NR*     Aaa      2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                          Trust Receipts, Class R, Series 16 HH, 7.346% due 7/01/2013 (k)        2,817

                 Total Investments (Cost--$740,323)--98.4%                                                     739,537

                 Other Assets Less Liabilities--1.6%                                                            11,824
                                                                                                              --------
                 Net Assets--100.0%                                                                           $751,361
                                                                                                              ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(l)FHLMC Collateralized.
(m)Escrowed to maturity.
(n)Non-income producing security.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche
LLP.


See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    40.1%
AA/Aa                                      11.0
A/A                                        10.0
BBB/Baa                                     9.6
BB/Ba                                      13.0
B/B                                         1.6
NR (Not Rated)                              9.6
Other++                                     3.5


++Temporary investments in short-term municipal securities.


MuniYield Fund, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$740,323,387)                                   $739,537,102
                    Receivables:
                      Interest                                                             $ 12,727,541
                      Securities sold                                                           430,724       13,158,265
                                                                                           ------------
                    Prepaid expenses and other assets                                                             87,775
                                                                                                            ------------
                    Total assets                                                                             752,783,142
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                 760,012
                      Investment adviser                                                        308,284        1,068,296
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       353,779
                                                                                                            ------------
                    Total liabilities                                                                          1,422,075
                                                                                                            ------------

Net Assets:         Net assets                                                                              $751,361,067
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.05 per share (10,000
                      shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $250,000,000
                      Common Stock, par value $.10 per share (38,317,103
                      shares issued and outstanding)                                       $  3,831,710
                    Paid-in capital in excess of par                                        538,873,283
                    Undistributed investment income--net                                      8,118,528
                    Accumulated realized capital losses on investments--net                (37,655,470)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                      (11,020,699)
                    Unrealized depreciation on investments--net                               (786,285)
                                                                                           ------------
                    Total--Equivalent to $13.08 net asset value per
                    share of Common Stock (market price--$12.625)                                            501,361,067
                                                                                                            ------------
                    Total capital                                                                           $751,361,067
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $ 46,717,999
Income:

Expenses:           Investment advisory fees                                               $  3,743,649
                    Commission fees                                                             632,528
                    Transfer agent fees                                                         128,681
                    Accounting services                                                         115,121
                    Professional fees                                                            90,310
                    Directors' fees and expenses                                                 52,397
                    Custodian fees                                                               51,831
                    Listing fees                                                                 35,756
                    Printing and shareholder reports                                             32,881
                    Pricing fees                                                                 21,710
                    Other                                                                        53,993
                                                                                           ------------
                    Total expenses                                                                             4,958,857
                                                                                                            ------------
                    Investment income--net                                                                    41,759,142
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                       (37,655,470)
Unrealized          Change in unrealized depreciation on investments--net                                     34,881,965
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 38,985,637
                                                                                                            ============

                    See Notes to Financial Statements.



MuniYield Fund, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                    October 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $ 41,759,142     $ 42,576,230
                    Realized loss on investments--net                                      (37,655,470)        (545,814)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      34,881,965     (89,396,899)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets
                    resulting from operations                                                38,985,637     (47,366,483)
                                                                                           ------------     ------------
Dividends &         Investment income--net:
Distributions to      Common Stock                                                         (33,320,553)     (36,119,916)
Shareholders:         Preferred Stock                                                      (10,334,350)      (6,368,964)
                    Realized gain on investments--net:
                      Common Stock                                                                   --     (14,409,079)
                      Preferred Stock                                                                --      (1,619,668)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (9,906,186)
                      Preferred Stock                                                                --      (1,113,516)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                            (43,654,903)     (69,537,329)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock
Transactions:       shareholders in reinvestment of dividends
                    and distributions                                                                --       11,711,691
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (4,669,266)    (105,192,121)
                    Beginning of year                                                       756,030,333      861,222,454
                                                                                           ------------     ------------
                    End of year*                                                           $751,361,067     $756,030,333
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  8,118,528     $ 10,014,289
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:          2000        1999       1998       1997         1996
Per Share           Net asset value, beginning of year          $   13.21   $   16.27  $   16.09  $   15.68    $   15.47
Operating                                                       ---------   ---------  ---------  ---------    ---------
Performance:        Investment income--net                           1.09        1.12       1.19       1.24         1.26
                    Realized and unrealized gain (loss) on
                    investments--net                                (.08)      (2.34)        .49        .65          .23
                                                                ---------   ---------  ---------  ---------    ---------
                    Total from investment operations                 1.01      (1.22)       1.68       1.89         1.49
                                                                ---------   ---------  ---------  ---------    ---------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.87)       (.95)      (.97)     (1.00)       (1.04)
                      Realized gain on investments--net                --       (.38)      (.26)      (.22)           --
                      In excess of realized gain on
                      investments--net                                 --       (.27)         --      (.01)           --
                                                                ---------   ---------  ---------  ---------    ---------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.87)      (1.60)     (1.23)     (1.23)       (1.04)
                                                                ---------   ---------  ---------  ---------    ---------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                      (.27)       (.17)      (.18)      (.20)        (.24)
                        Realized gain on investments--net              --       (.04)      (.09)      (.05)           --
                        In excess of realized gain on
                        investments--net                               --       (.03)         --     --++++           --
                                                                ---------   ---------  ---------  ---------    ---------
                    Total effect of Preferred Stock activity        (.27)       (.24)      (.27)      (.25)        (.24)
                                                                ---------   ---------  ---------  ---------    ---------
                    Net asset value, end of year                $   13.08   $   13.21  $   16.27  $   16.09    $   15.68
                                                                =========   =========  =========  =========    =========
                    Market price per share, end of year         $  12.625   $  12.875  $  16.875  $  15.875    $  14.875
                                                                =========   =========  =========  =========    =========

Total Investment    Based on market price per share                 5.26%    (15.35%)     14.74%     15.56%       10.88%
Return:*                                                        =========   =========  =========  =========    =========
                    Based on net asset value per share              6.28%     (9.92%)      9.15%     11.11%        8.61%
                                                                =========   =========  =========  =========    =========

Ratios Based on     Total expenses**                                 .99%        .93%       .89%       .91%         .92%
Average Net                                                     =========   =========  =========  =========    =========
Assets of           Total investment income--net**                  8.35%       7.42%      7.43%      7.81%        8.06%
Common Stock:                                                   =========   =========  =========  =========    =========
                    Amount of dividends to
                    Preferred Stock shareholders                    2.07%       1.11%      1.10%      1.28%        1.57%
                                                                =========   =========  =========  =========    =========
                    Investment income--net, to
                    Common Stock shareholders                       6.28%       6.31%      6.33%      6.53%        6.49%
                                                                =========   =========  =========  =========    =========

Ratios Based on     Total expenses                                   .66%        .65%       .63%       .64%         .64%
Total Average Net                                               =========   =========  =========  =========    =========
Assets:**++         Total investment income--net                    5.56%       5.17%      5.26%      5.48%        5.64%
                                                                =========   =========  =========  =========    =========

Ratios Based on     Dividends to Preferred Stock shareholders       4.12%       2.55%      2.66%      3.02%        3.63%
Average Net                                                     =========   =========  =========  =========    =========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                   $501,361    $506,030   $611,222   $596,320     $581,124
                                                                =========   =========  =========  =========    =========
                    Preferred Stock outstanding, end of year
                    (in thousands)                               $250,000    $250,000   $250,000   $250,000     $250,000
                                                                =========   =========  =========  =========    =========
                    Portfolio turnover                            103.44%      78.42%     91.63%    111.45%       96.74%
                                                                =========   =========  =========  =========    =========

Leverage:           Asset coverage per $1,000                    $  3,005    $  3,024   $  3,445   $  3,385     $  3,324
                                                                =========   =========  =========  =========    =========

Dividends           Series A--Investment income--net             $  1,052   $     588  $     694  $     747    $     894
Per Share on                                                    =========   =========  =========  =========    =========
Preferred Stock     Series B--Investment income--net             $  1,009   $     595  $     687  $     751    $     897
Outstanding:                                                    =========   =========  =========  =========    =========
                    Series C--Investment income--net             $  1,032   $     687  $     643  $     763    $     998
                                                                =========   =========  =========  =========    =========
                    Series D--Investment income--net             $  1,035   $     694  $     637  $     762    $     888
                                                                =========   =========  =========  =========    =========
                    Series E--Investment income--net             $  1,038   $     627  $     656  $     752    $     875
                                                                =========   =========  =========  =========    =========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.
++++Amount is less than $.01 per share.


See Notes to Financial Statements.

MuniYield Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The pro-cedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $747,038,221 and $762,952,578, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized losses as of October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments           $(36,233,144)  $   (786,285)
Financial futures contracts       (1,422,326)             --
                                 ------------   ------------
Total                           $(37,655,470)  $   (786,285)
                                 ============   ============

As of October 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $786,285 of which $20,839,622 related to appreciated securities and $21,625,907 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $740,323,387.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999, increased by 742,979 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were as follows: Series A, 4.20%; Series B, 4.20%; Series C, 4.16%, Series D, 4.20%; and Series E, 4.13%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $260,297 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $47,781,000, of which $6,930,000 expires in 2007 and $40,851,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071400 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


MuniYield Fund, Inc., October 31, 2000


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniYield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 2000, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 7, 2000



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto W. Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYD